                                                                   EXHIBIT 10.57



                             SECURITY AGREEMENT

    THIS AGREEMENT made and delivered this 29th day of August, 1996, by and between McClain of Alabama, Inc., a Michigan corporation, whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310 (collectively, "Borrower") and Standard Federal Bank, a federal savings bank ("Standard Federal").

                                  WITNESSETH:

    WHEREAS, the Borrower may from time to time request loans, advances or other financial accommodations from Standard Federal and Standard Federal may, in its discretion, honor such requests in whole or part;

    NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and Standard Federal hereby agree as follows:

SECTION L.                GRANT OF SECURITY INTEREST.

1.1 Borrower hereby grants to Standard Federal a continuing security interest in the property and interests in property described in
Section 2.1 below (hereinafter referred to as the "Collateral") to secure the payment of all loans and advances including any renewals or extensions thereof from Standard Federal to Borrower and all obligations of any and every kind and nature heretofore, now or hereafter owing from Borrower to Standard Federal, however incurred or evidenced, whether primary, secondary, contingent or otherwise, whether arising under this Agreement, under any other security agreement(s), promissory note(s), guarantee(s), mortgage(s), lease(s), instrument(s), document(s), contract(s), letter(s) of credit or similar agreement(s) heretofore, now or hereafter executed by Borrower and delivered to Standard Federal, or by oral agreement or by operation of law plus all interest, costs, expenses and reasonable attorney fees which may be made or incurred by Standard Federal in the disbursement, administration or collection of such obligations and in the protection, maintenance and liquidation of the Collateral (hereinafter collectively called "Liabilities").

1.2 All statements of account rendered by Standard Federal to Borrower relating to Borrower's Liabilities, including all statements of principal, interest, expenses and costs owing by Borrower to Standard Federal, shall be presumed correct and accurate and shall constitute an account stated between Borrower and Standard Federal unless within thirty (30) days after mailing thereof to Borrower, Borrower shall deliver to Standard Federal by registered or certified mail addressed to Standard Federal at its principal place of business, written objection thereto specifying the error or errors, if any, contained in any such statement.

1.3 This Agreement shall be and become effective when, and continue in effect as long as, any Liabilities of Borrower to Standard Federal are outstanding and unpaid. Borrower will not sell, assign, transfer, pledge, alienate or otherwise dispose of or encumber any Collateral to any third party while this Agreement is in effect without the written consent of Standard Federal.

SECTION 2.                COLLATERAL.

2.l      The Collateral covered by this Agreement is all the Borrower's property described below, which it now owns or shall hereafter acquire or create immediately upon the acquisition or creation thereof, and includes, but is not limited to, any items listed on any schedule or list attached hereto:

         Accounts, etc. All Accounts, Chattel Paper, Documents, Instruments, General Intangibles, including any right to any refund of taxes paid before or after the date of this Agreement to any governmental entity.

         Equipment. All Equipment including without limitation all machinery, furnishings, furniture and vehicles, together with all accessions, parts, attachments, accessories, tools, dies or appurtenances thereto or intended for use in connection therewith and all substitutions, betterments and replacements thereof and additions thereto.

         Inventory, etc. All Inventory and Goods (other than Equipment), including without limitation raw materials, work in process, finished goods, tangible property, stock in trade, wares and merchandise held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in a business, including goods whose sale, lease or other disposition has given rise to any Accounts and any Goods which may have been returned to or repossessed or stopped in transit by the Borrower.

         Proceeds. Proceeds (whether Cash Proceeds or Noncash Proceeds) of the Collateral, including without limitation proceeds of insurance payable by reason of loss or damage to the Collateral and of eminent domain or condemnation awards and all products of and accessions to the Collateral and all Deposit Accounts or other sums at any time credited by or due from Standard Federal to Borrower and all policies and certificates of insurance, Accounts, Chattel Paper, Documents, Instruments, General Intangibles, Goods, Deposit Accounts, Money, Checks, Cash Proceeds and Noncash Proceeds (whether or not the same are Collateral or Proceeds thereof hereunder) in which Borrower has an interest which are now or are at any time hereafter in the possession or under the control of Standard Federal or in transit by mail or carrier to or from Standard Federal or in possession of or under the control of any third party acting on Standard Federal's behalf without regard to whether Standard Federal received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Standard Federal has conditionally released the same (excluding, nevertheless, any of the foregoing assets of the Borrower which are now or any time hereafter in possession or control of Standard Federal under any written trust agreement wherein Standard Federal is trustee and Borrower is trustor).

2.2 The Collateral is kept and maintained at the Borrower's address above and at the following addresses:

         __________________________________________________________

         __________________________________________________________

         __________________________________________________________

2.3 All records pertaining to Accounts are kept and maintained at the Borrower's address above and at the following addresses:

         __________________________________________________________

         __________________________________________________________

         __________________________________________________________


2.4 Borrower will give to Standard Federal prompt written notice of any new address at which the Collateral is kept or maintained upon any change in location of the Collateral or records pertaining to Accounts.

SECTION 3.                PERFECTION OF SECURITY INTEREST.

3.1 Borrower shall execute and deliver to Standard Federal concurrently with Borrower's execution of this Agreement and at any time or times hereafter at the request of Standard Federal and pay the cost of filing or recording same in all public offices deemed necessary by Standard Federal, all financing statements, continuation financing statements, assignments, certificates of title, applications for vehicle titles, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority and all other documents that Standard Federal may reasonably request in form satisfactory to Standard Federal to perfect and maintain Standard Federal's security interests in the Collateral. In order to fully consummate all of the transactions contemplated hereunder, Borrower shall make appropriate entries on its books and records disclosing Standard Federal's security interests in the Collateral.

SECTION 4.                WARRANTIES.

4.1 Borrower warrants and agrees that while any of the Liabilities remain unperformed and unpaid:

4.1(a)   Borrower is the owner of the Collateral free and clear of all liens or security interests, except Standard Federal's security interest, and all Chattel Paper constituting Collateral evidences a perfected security interest in the goods covered by it free from all other liens and security interests, and no financing statements, other than that of Standard Federal, are on file covering the Collateral or any of it, and if Inventory is represented or covered by documents of title, Borrower is the owner of the documents free of all liens and security interests other than Standard Federal's security interest and warehousemen's charges, if any, not delinquent;

4.1(b)   The address of Borrower's principal office is as set forth above; the addresses of Borrower's other places of business where Collateral and account records are now or may in the future be located, if any, are set forth in Sections 2.2 and 2.3 above and Borrower's business locations shall not be changed without the prior written consent of Standard Federal; Borrower further warrants that the Collateral, wherever located, is covered by this Agreement;

4.1(c)   The Collateral will not be used, nor will Borrower permit the
  Collateral to be used, for any unlawful purpose, whatever;

4.1(d)   Borrower will neither change its name, form of business entity nor address of its principal office or the office where account records are maintained without giving written notice to Standard Federal thereof at least ten (10) days prior to the effective date of such change, and Borrower agrees that all documents, instruments, and agreements demanded by Standard Federal in response to such change shall be prepared, filed, and recorded at Borrower's expense prior to the effective date of such change;

4.1(e)   Each Account, Chattel Paper and General Intangible constituting
Collateral is genuine and enforceable against the account debtor according to its terms, and it, and the transaction out of which it arose, comply with all applicable laws and regulations, the amount represented by Borrower to Standard Federal as owing by each account debtor is the amount actually owing and is not subject to setoff, credit, allowance or adjustment except any discount for prompt payment, nor has any account debtor returned the goods or disputed his liability, there has been no default according to the terms of any such Collateral, and no step has been taken to foreclose the security interest it evidences or to otherwise enforce its payment;

4.1(f)   Borrower shall at all times maintain the Collateral in first-class condition and repair;

4.1(g)   The execution and delivery of this Agreement and any instruments evidencing Liabilities will not violate nor constitute a breach of Borrower's Articles of Incorporation, By-Laws, Partnership Agreement, or any agreement or restriction of any type whatsoever to which Borrower is a party or is subject;

4.1(h)   All financial statements and information relating to Borrower delivered or to be delivered by Borrower to Standard Federal are true and correct and prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of Borrower since the submission of any such financial information to Standard Federal;

4.1(i)   There are no actions or proceedings which are threatened or pending against Borrower which might result in any material adverse change in Borrower's financial condition or which might materially affect any of Borrower's assets;

4.1(j)   Borrower has duly filed all federal, state, and other governmental tax returns which Borrower is required by law to file, and will continue to file same during such time as any of the Liabilities hereunder remain owing to Standard Federal, and all such taxes required to be paid have been paid, in full; and

4.1(k)   Borrower will indemnify and hold Standard Federal harmless against claims of any persons or entities not a party to this Agreement concerning disputes arising over the Collateral.

SECTION 5.                INSURANCE, TAXES, ETC.

5.1      Borrower shall:

5.1(a)   Pay promptly all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Borrower's business, and to Borrower's ownership or use of any of its assets, income, or gross receipts;

5.1(b)   At its own expense, keep and maintain all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks in such amounts, with such companies, under such policies and in such form as shall be satisfactory to Standard Federal, which policies shall expressly provide that loss thereunder shall be payable to Standard Federal as its interest may appear. Standard Federal shall have a security interest in the proceeds of such insurance. Prior to the occurrence of an Event of Default, any proceeds of insurance may be used, at Borrower's option, to repair or replace the property damaged or applied upon the Liabilities. After the occurrence of an Event of Default, all insurance proceeds shall be delivered to Standard Federal, who may apply any such proceeds which may be received by it toward payment of Borrower's Liabilities, whether or not due, in such order of application as Standard Federal may determine; and

5.1(c)   Maintain at its own expense public liability and property damage insurance in such amounts, with such companies, under such policies and in such form as shall be satisfactory to Standard Federal, and, upon Standard Federal's request, shall furnish Standard Federal with such policies and evidence of payment of premiums thereon.

5.2 If Borrower at any time hereafter should fail to obtain or maintain any of the policies required above or pay any premium in whole or in part relating thereto, or shall fail to pay any such tax, assessment, levy, or charge or to discharge any such lien, claim, or encumbrance, then Standard Federal, without waiving or releasing any obligation or default of Borrower hereunder, may at any time hereafter (but shall be under no obligation to do so) make such payment or obtain such discharge or obtain and maintain such policies of insurance and pay such premiums, and take such action with respect thereto as Standard Federal deems advisable. All sums so disbursed by Standard Federal, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall be part of Borrower's Liabilities, secured hereby, and payable upon demand together with interest at the highest rate payable in connection with any of the Liabilities from the date when advanced until paid.

SECTION 6.         SALE, COLLECTIONS, ETC.

6.1 If Accounts are Collateral hereunder, Standard Federal authorizes and permits Borrower to collect Accounts from debtors. This privilege may be terminated by Standard Federal at any time after the occurrence of an Event of Default hereunder, whereupon Standard Federal shall be vested with full title to the Accounts, and Standard Federal thereupon shall be entitled to and have all of the ownership, title, rights, securities and guarantees of Borrower in respect thereto, and in respect to the property evidenced thereby, including the right of stoppage in transit, and Standard Federal may notify any debtor or debtors of the assignment of Accounts and collect the same. All Account debtors of the Borrower shall be entitled to rely upon notice from Standard Federal that an Event of Default has occurred hereunder and shall have no duty of inquiry as to the accuracy thereof or any other obligation with respect thereto. The Borrower hereby fully and forever releases all such Account debtors from any and all claims or liabilities which the Borrower may claim to arise as a result of an Account debtor relying upon and honoring a notice from Standard Federal that an Event of Default has occurred and that all payments on Accounts are thereafter to be collected by Standard Federal. Thereafter Borrower will receive all payments on Account as agent of and for Standard Federal and will transmit to Standard Federal, on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidence of payment received in payment of or on account of Accounts, including all cash moneys similarly received by Borrower. Until such delivery, Borrower shall keep all such remittances separate and apart from Borrower's own funds, capable of identification as the property of Standard Federal, and shall hold the same in trust for Standard Federal. All items or accounts which are delivered by Borrower to Standard Federal on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (herein called the "Collateral Deposit Account") of Borrower with Standard Federal, as security for payment of the Liabilities. Borrower shall have no right to withdraw any funds deposited in the Collateral Deposit Account. Standard Federal may from time to time, at its discretion, and shall upon request of Borrower made not more than once in a week, apply all or any of the then balance, representing collected funds in the Collateral Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as Standard Federal may determine, and Standard Federal may, from time to time, in its discretion, release all or any of such balance to Borrower. Borrower, if in default in the performance of any of the provisions of this Agreement, upon demand, will open all mail only in the presence of a representative of Standard Federal, who may take therefrom any remittance on Accounts in which Standard Federal shall have a security interest. Standard Federal or its representatives is authorized to endorse, in the name of Borrower, any item howsoever received by Standard Federal, representing any payment on or other proceeds of any of the Collateral, and may endorse or sign the name of Borrower to Accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to Accounts or the property covered thereby requested by Standard Federal. Borrower will promptly give Standard Federal copies of all Accounts, to be accompanied by such information and by such documents or copies thereof as Standard Federal may require. Borrower will maintain such records with respect to Accounts and the conduct and operation of its business as Standard Federal may request, and will furnish Standard Federal all information with respect to Accounts and the conduct and operation of its business, including balance sheets, operating statements and other financial information, as Standard Federal may request.

6.2 If Inventory is Collateral hereunder, until such time as Standard Federal shall notify Borrower of the revocation of such power and authority, which notice may not be given unless and until an Event of Default shall have occurred hereunder, Borrower (a) may only in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the inventory normally held by Borrower for such purpose; (b) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Borrower's business; and (c) will at its own expense, endeavor to collect, as and when due, all accounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Standard Federal may reasonably request or, in the absence of such request, as Borrower may deem advisable. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

SECTION 7.         INFORMATION.

7.1 Borrower shall permit Standard Federal or its agents upon reasonable request to have access to, and to inspect, all the Collateral (and Borrower's other assets, if any) and may from time to time verify Accounts, inspect, check, make copies of, or extracts from the books, records, and files of Borrower, and Borrower will make same available at any time for such purposes. In addition, Borrower shall promptly supply Standard Federal with financial and such other information concerning its affairs and assets as Standard Federal may request from time to time.

SECTION 8.         DEFAULT AND REMEDIES UPON DEFAULT.

8.1 The occurrence of any of the following shall constitute an Event of Default hereunder: (a) If the Borrower shall fail to pay when due any of the Liabilities; (b) If any warranty or representation made by or for the Borrower or if any financial data or any other information now or hereafter furnished to Standard Federal by or on behalf of the Borrower shall prove to be false, inaccurate or misleading in any material respect; (c) If an event of default shall occur under any promissory note secured hereby or if the Borrower shall fail to perform any obligation or covenant hereunder, or shall fail to comply with any of the provisions of any loan agreement or other agreement with Standard Federal, (d) If the Borrower or any other party liable on any of the
Liabilities: (i) shall voluntarily suspend transaction of its business, (ii) shall make a general assignment for the benefit of creditors, (iii) shall file a voluntary petition in bankruptcy or for a reorganization to effect a plan or other arrangement with creditors, or shall file an answer to a creditor's petition or other petition for relief in bankruptcy or for a reorganization which answer admits the material allegations thereof, or if any order for relief shall be entered by any court of bankruptcy jurisdiction with respect to it or shall have instituted against it bankruptcy, reorganization or liquidation proceedings which remain undismissed for 60 days, (iv) shall have entered against it any order by any court approving a plan of reorganization or any other plan or arrangement with creditors, (v) shall apply for or permit the appointment of a receiver, trustee or custodian for any substantial portion of its assets, or (vi) shall become unable to meet its debts as they mature or insolvent; (e) If a judgment shall be entered against the Borrower which is not insured against or satisfied or appealed from and bonded within the time or times limited by applicable rules of procedure for appeal as of right or if a writ of attachment or garnishment shall be issued and levied on any of the Deposit Account(s); (f) If the Borrower shall dissolve or shall merge or consolidate with any other entity.

8.2 Upon the occurrence of any Event of Default, any and all of the Liabilities may (notwithstanding any provisions thereof and unless otherwise provided in any loan agreement executed in conjunction herewith), at the option of Standard Federal, and without demand or notice of any kind, be declared and thereupon shall immediately become due and payable and Standard Federal may exercise from time to time any rights and remedies including the right to immediate possession of the Collateral available to it under applicable law. Standard Federal may directly contact third parties and enforce against them all rights which arise with respect to the Collateral and to which Borrower or Standard Federal would be entitled. Standard Federal shall have the right to hold any property then in, upon or in any way affiliated to said Collateral at the time of repossession even though not covered by this Security Agreement until return is demanded in writing by the Borrower. Borrower agrees, in case of Default, to assemble at its expense all the Collateral at a convenient place acceptable to Standard Federal and to pay all costs of Standard Federal of collection of the Liabilities, and enforcement of rights hereunder, including reasonable attorney fees and legal expenses, including participation in Bankruptcy proceedings, and expense of locating the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least seven (7) days before such disposition, postage pre-paid, addressed to the Borrower either at the address shown above or at any other address of the Borrower appearing on the records of Standard Federal. Borrower acknowledges that Standard Federal may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers. Borrower consents to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale. Borrower waives the right to jury trial in any proceeding instituted with respect to the Collateral. Out of the net proceeds from sale or disposition of the Collateral, Standard Federal shall retain all Indebtedness then owing to it and the actual cost of collection (including reasonable attorney fees) and shall tender any excess to Borrower or its successors or assigns. If the Collateral shall be insufficient to pay the entire Indebtedness, Borrower shall pay to Standard Federal the resulting deficiency upon demand. Borrower expressly waives any and all claims of any nature, kind or description which it has or may hereafter have against Standard Federal or its representatives, by reason of taking, selling or collecting any portion of the Collateral. Borrower consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as Standard Federal shall deem appropriate. Borrower expressly absolves Standard Federal from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or nonenforcement of any rights or remedies under this Agreement.

8.3 Borrower agrees that Standard Federal shall, in the event of any default, have the right to peacefully retake any of the collateral. Borrower waives any right it may have in such instance to a judicial hearing prior to such retaking.

SECTION 9.         GENERAL.

9.1      Time shall be deemed of the very essence of this Agreement.
Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Uniform Commercial Code. Standard Federal shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of Standard Federal to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and failure of Standard Federal to preserve or protect any rights with respect to such Collateral against any prior parties or to do any act with respect to the preservation of such Collateral not so requested by Borrower shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

9.2 Any delay on the part of Standard Federal in exercising any power, privilege or right hereunder, or under any other instrument executed by Borrower to Standard Federal in connection herewith shall not operate as a waiver thereof, and no single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver of Standard Federal of any default by Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. All rights, remedies and powers of Standard Federal hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments, or by the Uniform Commercial Code, or any laws now existing or hereafter enacted.

9.3 This Agreement shall be construed in accordance with the laws of the State of Alabama. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The rights and privileges of Standard Federal hereunder shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all heirs, personal representatives, assigns and successors of Borrower. Borrower hereby expressly authorizes and appoints Standard Federal to act as its attorney-in-fact for the sole purpose of executing any and all financing statements or other documents deemed necessary to perfect the security interest herein contemplated.
    9.4 The Borrower acknowledges that this is the entire Agreement between the parties except to the extent that writings signed by the party to be charged are specifically incorporated herein by reference either in this Agreement or in such writings, and acknowledges receipt of a true and complete copy of this Agreement.

    IN WITNESS WHEREOF, the Borrower and Standard Federal have caused this Security Agreement to be executed as of the day and year first written above.

STANDARD FEDERAL BANK, a federal                  BORROWER:
   savings bank
2600 West Big Beaver Road                         MCCLAIN OF ALABAMA,INC., a
Troy, Michigan 48084                                 Michigan corporation


By:  David J. Bartlett                            By: /s/ Carl L. Jaworski
   ------------------------------                     -------------------------
   David J. Bartlett                                  Carl L. Jaworski

   Its: Vice President                                Its: Secretary
       --------------------------                         ---------------------

STATE OF MICHIGAN  )
                   )  ss
COUNTY OF OAKLAND  )

    I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that David J. Bartlett, whose name as Vice President of Standard Federal Bank, a federal savings bank, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instruments, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said bank.

    Given under my hand and official seal this 29th day of August, 1996


                                        Dolores J. Swanson
                                        ---------------------------------------
                                        Notary Public, Dolores J. Swanson
                                                    Notary Public,
                                                    Oakland County, MI
                                                    My commission expires:
                                                    Aug 30 1998
                                        County, Michigan
                                        My commission expires:


STATE OF MICHIGAN  )
                   )  ss
COUNTY OF OAKLAND  )

       I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Carl L. Jaworski, whose name as Secretary/Treasurer of McClain of Alabama, Inc., a Michigan corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instruments, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 29th day of August, 1996


                                        Dolores J. Swanson
                                        ---------------------------------------
                                        Notary Public, Dolores J. Swanson
                                                    Notary Public,
                                                    Oakland County, MI
                                                    My commission expires:
                                                    Aug 30 1998
                                        County, Michigan
                                        My commission expires: